                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /


    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                ADP-REGISTERED TRADEMARK- AUTOMATIC DATA PROCESSING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

  [LOGO]
                         AUTOMATIC DATA PROCESSING, INC.
                 ONE ADP BOULEVARD - ROSELAND, NEW JERSEY 07068
                             ---------------------

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

To the Stockholders:

    PLEASE TAKE NOTICE that the 1995 Annual Meeting of Stockholders of AUTOMATIC DATA PROCESSING, INC. (the "Company") will be held at 10:00 a.m., Tuesday, November 14, 1995 at the Company's corporate headquarters, ONE ADP BOULEVARD, ROSELAND, NEW JERSEY 07068, for the following purposes:

    1.  To elect a Board of Directors (Proposal 1);

    2. To approve an amendment to the Company's 1990 Key Employees' Stock Option Plan approved by the Board of Directors increasing by 5,000,000 shares the number of shares of Common Stock of the Company that may be acquired upon the exercise of options that may be granted to employees under such plan (Proposal 2);

    3. To ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent certified public accountants for the fiscal year which began on July 1, 1995 (Proposal 3); and

    4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    Only the holders of Common Stock of record at the close of business on September 15, 1995 are entitled to vote at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held on the record date.

                                          By order of the Board of Directors

                                                FRED S. LAFER
                                                  SECRETARY
September 25, 1995
Roseland, New Jersey

    THE PRESENCE IN PERSON AND/OR THE REPRESENTATION BY PROXY OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF STOCK ENTITLED TO VOTE IS NECESSARY AND SUFFICIENT TO CONSTITUTE A QUORUM. ACCORDINGLY, IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AT THE MEETING.

                                PROXY STATEMENT

                       ANNUAL MEETING OF STOCKHOLDERS OF
  [LOGO]
                          AUTOMATIC DATA PROCESSING, INC.
                 ONE ADP BOULEVARD - ROSELAND, NEW JERSEY 07068

                        TO BE HELD ON NOVEMBER 14, 1995

                      SOLICITATION AND REVOCATION OF PROXY

The accompanying proxy is being solicited by the Board of Directors of the Company for use at the forthcoming Annual Meeting of Stockholders. Each stockholder giving such a proxy has the power to revoke the same at any time before it is voted by so notifying the Secretary of the Company in writing. All expenses in connection with the solicitation will be borne by the Company. This proxy statement and the accompanying proxy are being mailed to the stockholders on or about September 25, 1995.


    The Company has one class of securities outstanding and entitled to vote at the Annual Meeting of Stockholders, its Common Stock, par value $.10 per share. At the close of business on September 15, 1995, the record date for determination of stockholders entitled to notice of and to vote at the meeting, the Company had issued and outstanding 143,867,876 shares of Common Stock (excluding 13,249,570 treasury shares not entitled to vote). Each outstanding share of Common Stock is entitled to one vote with respect to each matter to be voted on at the meeting.



    The representation  in  person or  by  proxy of  a  majority of  the  shares entitled to vote shall constitute a quorum at the Annual Meeting of Stockholders. Directors are elected by a plurality of the affirmative votes cast. The affirmative vote of the holders of a majority of the shares cast is required: (i) to approve the proposed amendment to the Company's 1990 Key Employees' Stock Option Plan; and (ii) to ratify the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants. Under the Company's Restated Certificate of Incorporation and By-laws and under Delaware law, abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. With regard to the election of Directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals (other than the election of Directors) and will have the effect of a negative vote because all of the proposals (other than the election of Directors) require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. Under applicable Delaware law, a non-vote will have no effect on the outcome of the election of Directors or the other two proposals. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.


    The Company's Board of Directors has adopted a policy whereby stockholders' proxies are received by the Company's independent tabulators and the vote is certified by independent inspectors of election. Proxies and ballots that identify the vote of individual stockholders will be kept confidential from the Company's management and directors, except as necessary to meet legal requirements, in cases where stockholders request disclosure, or in a contested election.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Properly executed proxies will be voted as marked, and if not marked, will be voted in favor of the election of the persons named below (each of whom is now a director) as directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. If any nominee does not remain a candidate at the time of the meeting (a situation which management does not anticipate), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for substitute nominees designated by the Board of Directors.

                             SERVED AS A
                               DIRECTOR
                             CONTINUOUSLY
        NAME           AGE      SINCE                       PRINCIPAL OCCUPATION
--------------------  -----  ------------  -------------------------------------------------------
Joseph A. Califano,      64      1982      Chairman  of  the  Board   and  President,  Center   on
 Jr.                                        Addiction  and Substance Abuse  at Columbia University
                                            (1)

Leon G. Cooperman        52      1991      Chairman and Chief  Executive Officer, Omega  Advisors,
                                            Inc., an investment partnership (2)

George H. Heilmeier      59      1994      President and Chief Executive Officer of Bellcore (Bell
                                            Communication  Research),  a research  and engineering
                                            consortium (3)

Ann Dibble Jordan        60      1993      Consultant (4)

Harvey M. Krueger        66      1967      Senior Managing Director of Lehman Brothers, investment
                                            bankers (5)

Charles P. Lazarus       71      1987      Chairman of  the Board  of  Toys "R"  Us, Inc.,  a  toy
                                            specialty retail chain (6)

Frederic V. Malek        58      1978      Chairman,  Thayer Capital Partners,  a merchant banking
                                            firm; and Co-Chairman, CB Commercial Real Estate Group
                                            (7)

Henry Taub               68      1961      Chairman of the Executive Committee of the Board (8)

Laurence A. Tisch        72      1972      Chairman, President and Chief Executive Officer of CBS,
                                            Inc., which is  engaged in  the broadcasting  business
                                            (9)

Arthur F. Weinbach       52      1989      President  and Chief  Operating Officer  of the Company
                                            (10)

Josh S. Weston           66      1977      Chairman of the  Board and Chief  Executive Officer  of
                                            the Company (11)

------------------------

(1) Mr. Califano was a senior partner in the Washington, D.C. office of Dewey Ballantine from 1983 through 1992. He is also a director of Authentic Fitness Corporation, Chrysler Corporation, K Mart Corporation, New York and New England Telephone Companies, Travelers Group and Warnaco.

(2) Mr. Cooperman was Chairman and Chief Executive Officer of Goldman Sachs Asset Management from 1989 until July 1991, and is a limited partner of Goldman, Sachs & Co. Prior to that time,

     Mr.  Cooperman  spent  22  years  in  Goldman  Sachs'  Investment  Research
     Department, in which he served as partner-in-charge, co-chairman of the Investment Policy Committee and chairman of the Stock Selection Committee.

(3)  Dr.  Heilmeier has been  President and Chief  Executive Officer of Bellcore
     (Bell Communication Research) since March 1991. Prior to that time, he had served as Senior Vice President and Chief Technical Officer of Texas
     Instruments, Inc. for more than the past five years. Mr. Heilmeier is also a director of Compaq Computer Corporation, The MITRE Corporation and TRW,
     Inc.

(4)  Mrs. Jordan is  the former  Director, Social  Services Department,  Chicago
     Lying-In Hospital, University of Chicago Medical Center, a position she assumed in 1970. She is also a director of Capital Cities/ABC, Inc., Hechinger Company, Johnson & Johnson Corporation, Salant Corporation and
     The Travelers, Inc.

(5) Mr. Krueger has been a Senior Managing Director of Lehman Brothers and its predecessor companies for more than the past five years. He is also a director of Chaus, Inc., Club Med Inc., IVAX Corporation and R.G. Barry
     Corporation.

(6) Mr. Lazarus has been Chairman of the Board of Toys "R" Us, Inc. for more than the past five years. He is also a director of Loral Corporation.

(7)  Mr. Malek has been Chairman of  Thayer Capital Partners since 1992.  During
     1992 he was Campaign Manager, Bush-Quayle '92. Prior to that time, he was Vice-Chairman of Northwest Airlines, Inc. from 1990 until December 1991, and was President of Northwest Airlines from 1989 to 1990. Mr. Malek is also a director of FPL Group Incorporated, National Education Corporation,
     American  Management Systems Corp., ICF, Inc., Manor Care Corp. and various
     Paine Webber mutual funds.

(8)  Mr. Taub became Honorary  Chairman of the Company's  Board of Directors  in
     1986 and has been Chairman of the Executive Committee since 1983. He is also a director of Bank Leumi Trust Company of New York, Hasbro, Inc. and
     Rite Aid Corp.

(9)  Mr.  Tisch has been Chairman, President and Chief Executive Officer of CBS,
     Inc. since  December  1990, after  having  served as  President  and  Chief
     Executive Officer of CBS, Inc. since January 1987. He is also a director of Bulova Corporation, Petrie Stores Corp., Federated Department Stores, Inc.
     CNA Financial Corporation, and Loews Corporation.
(10) Mr. Weinbach became President and Chief Operating Officer of the Company in
     January 1994 after having served  as Executive Vice President since  August
     1992. Prior to that time, he had been Senior Vice President, Administration and Finance, for more than the past five years.

(11) Mr. Weston has been Chairman of the Board and Chief Executive Officer of the Company for more than the past five years. He is also a director of Public Service Enterprise Group and Shared Medical Systems Corporation.

DIRECTORS' MEETINGS, COMMITTEES AND FEES

    During the last fiscal year six meetings of the Board of Directors were held. All directors (except for Edwin D. Etherington who has decided not to stand for reelection as a director of the Company) attended at least 75%, in the aggregate, of the meetings of the Board of Directors and the committees of which they were members.

    The Company has a standing Audit Committee composed of Messrs. Califano, Cooperman, Etherington and Krueger, and Mrs. Jordan. Mr. Krueger is the Chairman. The principal functions of the Audit Committee are to (i) make recommendations to the full Board of Directors concerning the appointment of independent auditors, (ii) review the scope of the audit and related fees, (iii) review the Company's accounting principles, policies and reporting practices with the independent and internal auditors and management, (iv) discuss with the independent auditors the results of their audit and determine what action, if any, is required with respect to the Company's internal controls and (v) consider other audit and non-audit matters from time to time as requested by the full Board of Directors. The Audit Committee met four times during fiscal 1995.

    The Company has a Compensation Committee composed of Messrs. Lazarus, Malek and Tisch. Mr. Malek is the Chairman. The purpose of the Compensation Committee is to develop guidelines and review the compensation and performance of officers of the Company and other Company associates, to review and approve criteria for granting bonuses and options to officers of the Company, and to develop plans for managerial succession. The Compensation Committee met four times in fiscal 1995.

    The Company has an Executive Committee composed of Messrs. Krueger, Malek, Taub and Weston. Mr. Taub is the Chairman. The purpose of the Executive Committee is to act in the absence of the Board of Directors. The Executive Committee did not meet during fiscal 1995.

    The Company does not have a Nominating Committee or any committee performing nominating or similar functions.

    Non-employee directors are paid an annual retainer of $25,000, plus $1,000 for each Board of Directors meeting attended. In addition, non-employee directors are paid $750 for each committee meeting attended, except for the chairman of such committee, who is paid $1,000 for each meeting he attends, and except that each non-employee member of the Executive Committee is paid $1,000 for each meeting he attends. Non-employee directors may elect to defer payment of the above amounts. In addition, Mr. Etherington, a director, received $10,000 during the fiscal year for various consultive type services to the Company. There are no fees paid to employee directors or other fee arrangements provided by the Company.

    The non-employee directors of the Company are entitled to participate in the 1989 Non-Employee Director Stock Option Plan (the "Directors' Plan") pursuant to which options for 10,000 shares of Common Stock have been granted to each of the Company's non-employee directors at an exercise price of $22.91 per share (other than Mr. Cooperman who has been granted an option for 10,000 shares of Common Stock at an exercise price of $38.68 per share, Mrs. Jordan who has been granted an option for 5,000 shares of Common Stock at an exercise price of $52.29 per share, and Mr. Heilmeier who has been granted an option for 5,000 shares of Common Stock at an exercise price of $58.75 per share). Options for 5,000 shares of Common Stock will automatically be granted to persons who become non-employee directors at any time after the adoption of the Directors' Plan; the foregoing option grants for 10,000 shares reflect the adjustments caused by the Company's 2 for 1 stock split in May 1991. In addition, each non-employee director will be granted an additional 5,000 options for shares of Common Stock on the first business day after each fifth anniversary of the date of the initial grant to each such non-employee director, provided that he or she is then still serving in such capacity. On November 2, 1994, the fifth anniversary of their initial option grants, Messrs. Califano, Etherington, Krueger, Lazarus, Malek, and Tisch each received a grant of an additional option for 5,000 shares of Common Stock at an exercise price of $57.44 per share. All options have been and will be granted at the fair market value of the Common Stock, determined on the basis of the closing price of the Common Stock in consolidated trading on the date of grant, as reported in The Wall Street Journal. The Directors' Plan was adopted on November 2, 1989 and will remain in effect until terminated by action of the Board of Directors. Twenty percent of the options granted under the Directors' Plan become exercisable on the first anniversary of the date such options were granted, and twenty percent become exercisable on each successive anniversary date until all such options are exercisable; provided, that options become exercisable only if the director is then still serving in such capacity, unless certain specified events occur such as the death, disability or retirement of a director, in which case the options shall immediately vest and become fully exercisable. All options granted under the Directors' Plan shall have a term of ten years.

    In addition, a non-employee director who chooses to retire after 20 years of service in such capacity and having attained the age of 70 will receive a pension of $25,000 per year for the remainder of his or her life. If a non-employee director chooses to retire after having attained the age of 65 with 15 years of service, he or she will receive a pension of $12,500 per year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS

    The following table contains information as of August 25, 1995 with respect to the beneficial ownership of Common Stock of the Company by each director and nominee for director of the Company, by each of the five most highly compensated executive officers of the Company and by all directors and executive officers of the Company as a group (including the named individuals). Unless otherwise noted in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of Common Stock shown as beneficially owned. To the knowledge of the management of the Company, no person beneficially owned as of August 25, 1995 more than 5% of the outstanding shares of the Company's Common Stock.

                                                               SHARES OF COMMON STOCK
                                                               BENEFICIALLY OWNED (1)
                                                  ------------------------------------------------
                                                                     RIGHT TO
                                                                  ACQUIRE BEFORE
                                                    HELD AS OF      OCTOBER 24,
                                                    AUGUST 25,         1995            PERCENT
                      NAME                             1995        UNDER OPTIONS    OF CLASS (2)
------------------------------------------------  --------------  ---------------  ---------------
Fred D. Anderson, Jr.                                    18,072          13,000               0
Gary C. Butler                                           93,824          20,000               0
Joseph A. Califano, Jr.                                     400          10,000               0
Robert J. Casale                                         30,021          37,000               0
Leon G. Cooperman                                         1,000           5,500               0
Edwin D. Etherington                                      4,650           4,000               0
George H. Heilmeier                                         100               0               0
Ann Dibble Jordan                                           100           2,000               0

                                                               SHARES OF COMMON STOCK
                                                               BENEFICIALLY OWNED (1)
                                                  ------------------------------------------------
                                                                     RIGHT TO
                                                                  ACQUIRE BEFORE
                                                    HELD AS OF      OCTOBER 24,
                                                    AUGUST 25,         1995            PERCENT
                      NAME                             1995        UNDER OPTIONS    OF CLASS (2)
------------------------------------------------  --------------  ---------------  ---------------
Harvey M. Krueger                                         8,000          10,000               0
Charles P. Lazarus                                        2,000          10,000               0
Frederic V. Malek                                         2,000          10,000               0
Henry Taub                                            2,293,259               0             1.6%
Laurence A. Tisch                                         1,600          10,000               0
Arthur F. Weinbach                                       81,522         148,000               0
Josh S. Weston                                          216,725         305,000               0
Directors and Officers as a group
 (25 persons, including those named above)            2,919,072         712,150             2.0%

------------------------
(1) In addition, information is furnished below with respect to beneficial ownership, as of August 25, 1995, by members of the immediate families of certain of the directors and officers and by certain other persons, as to which such directors and officers disclaim beneficial interest:

     (a) Members of Mr. Taub's immediate family were potential beneficiaries of charitable trusts or owned outright an aggregate of 80,358 shares of Common Stock of the Company, and a charitable foundation of which Mr. Taub is an officer owned an aggregate of 3,932 shares of Common Stock of the Company.

     (b) Members of Mr. Malek's immediate family were potential beneficiaries of charitable trusts or owned outright an aggregate of 800 shares of Common Stock of the Company.

     (c)  Mr. Weston's daughter owned 200 shares of Common Stock of the Company.

     (d) Members of the immediate families of non-director officers of the Company owned 41,955 shares of Common Stock of the Company.

(2)  Ownership of less than 1% is reflected as "0" in the table.


STOCKHOLDER APPROVAL REQUIRED

    Directors shall be elected by a plurality of the affirmative votes cast at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following sections of this proxy statement cover the components of the total compensation of the five most highly compensated executive officers of the Company. These sections include: (i) a series of tables covering annual and long-term compensation; (ii) a pension plan table summarizing the annual benefits payable under the Company's defined benefit retirement plans; (iii) a report by the Compensation Committee of the Board of Directors describing the Company's compensation policies for fiscal 1995 for its executive officers and the rationale upon which its chief executive officer's compensation for fiscal 1995 was based; and (iv) a performance graph comparing the Company's total stockholder return to the S&P 500 and the S&P Computer Software Services Indices over a five year period.

SUMMARY COMPENSATION TABLE

    The following table summarizes the compensation of the Company's chief executive officer and the four other most highly compensated executive officers for services in all capacities to the Company for the three years ended June 30, 1995.



                                                                          LONG-TERM COMPENSATION
                                                                          ----------------------
                                                                                      NUMBER OF
                                                                                      SECURITIES
                                                                          RESTRICTED  UNDERLYING
                                       YEAR     ANNUAL COMPENSATION(1)      STOCK      OPTIONS      ALL OTHER
             NAME AND                 ENDED     -----------------------     AWARDS     GRANTED     COMPENSATION
        PRINCIPAL POSITION           JUNE 30,     SALARY       BONUS         (3)         (4)           (5)
-----------------------------------  --------   ----------  -----------   ----------  ----------   ------------
Josh S. Weston                         1995     $1,000,000  $200,000      $       --     --          $ 7,684
 Chairman and Chief Executive          1994     $1,068,750  $     --      $1,179,640     --          $ 6,521
 Officer                               1993     $1,005,000  $     --      $       --    20,000       $ 6,021
Arthur F. Weinbach                     1995     $  455,000  $225,000      $       --    40,000       $ 4,568
 President and Chief Operating         1994     $  405,833  $210,000      $  447,844    40,000       $ 3,520
 Officer                               1993     $  365,000  $175,000      $1,271,650    20,000       $ 3,020
Robert J. Casale                       1995     $  388,750  $160,000      $       --    15,000       $ 4,599
 Group President                       1994     $  366,923  $175,000      $       --    15,000       $ 3,529
                                       1993     $  356,250  $175,000      $  695,000    30,000       $ 3,029
Gary C. Butler                         1995     $  345,833  $220,000      $       --    20,000       $63,961
 Group President                       1994     $  286,250  $180,000      $  341,656    10,000       $ 2,980
                                       1993     $  268,750  $172,000      $  445,000    30,000       $ 2,480
Fred D. Anderson, Jr.                  1995     $  326,250  $140,000(2)   $       --    20,000       $ 3,750
 Chief Financial Officer               1994     $  311,250  $115,000      $       --    10,000       $ 4,203
                                       1993     $  251,190  $105,000      $  650,625    50,000       $55,344

------------------------
(1) None of the named executive officers received any perquisites or other personal benefits of an amount, or any other annual compensation of a type, required to be reported by the Securities and Exchange Commission pursuant to applicable rules and regulations.
(2) Mr. Anderson's annual bonus is paid 50% in cash and 50% in the form of restricted stock (see note 3 below).
(3) The dollar values shown in the Restricted Stock Awards column are based on the closing market price of the Company's Common Stock on the date the restricted shares were granted. Restricted shares may not be transferred or pledged, but such Company-imposed restrictions lapse with the passage of time (over periods of up to six years) and continued employment with the Company.

    As of June 30, 1995, the aggregate number of shares of restricted stock held by a named executive officer and the aggregate fair market value of such shares (calculated by multiplying the aggregate number of shares held by such a named executive officer by $62 7/8, the closing price on the New York Stock Exchange of the Company's Common Stock on June 30, 1995) was: Mr. Weston, 22,000 shares ($1,383,250); Mr. Weinbach, 24,800 shares
    ($1,559,300); Mr.  Casale,  13,000  shares ($817,375);  Mr.  Butler,  18,000 shares ($1,131,750); and Mr. Anderson, 10,000 shares ($628,750).

    The restricted stock awards to the named executive officers reported in the table that vest, in whole or in part, in under three years from the date of grant are as follows:

    (i) Mr. Weston received a grant of 22,000 restricted shares in fiscal 1994, of which 11,000 vested in fiscal 1995, and 11,000 shares may subsequently vest, pursuant to the terms of the 1994 Executive Incentive Compensation Plan depending upon the achievement by the Company of certain earnings per share objectives;

    (ii) Mr. Weinbach received a grant of 23,200 restricted shares in fiscal 1993, of which 800 shares vested in fiscal 1994, 5,600 shares vested in fiscal 1995, and 5,600 shares will vest in each of the next three fiscal years; and a grant of 8,500 shares in fiscal 1994, of which 500 shares vested in fiscal 1995, and 500 shares will vest in each of fiscal 1996 through 1998 and 6,500 shares will vest in fiscal 1999;

   (iii) Mr. Casale received a grant of 13,000 restricted shares in fiscal 1993, of which 4,200 shares vest in each of fiscal 1996 and 1997, and 4,600 vest in fiscal 1998;

   (iv) Mr. Butler received a grant of 8,800 restricted shares in fiscal 1993, of which 800 shares vest in fiscal 1996 and 4,000 shares vest in each of the next two fiscal years; and a grant of 6,500 shares in fiscal 1994, of which 500 shares vested in fiscal 1995, 500 shares will vest in each of fiscal 1996 through 1998 and 4,500 shares vest in fiscal 1999.

    (v) Mr. Anderson received a grant of 22,500 restricted shares in fiscal 1993, of which 2,500 shares vested in each of fiscal 1994 and 1995 and 2,500 shares will vest in each of fiscal years 1996 through 1999. The remaining 7,500 shares of this grant vest as earned as part of Mr. Anderson's annual bonus and, accordingly, are not reflected in the Restricted Stock Awards column of the table above. 1,053, 1,086 and 1,000 shares vested as part of Mr. Anderson's 1993, 1994 and 1995 bonuses, respectively.

    Dividends are paid on restricted stock at the same rate as other outstanding shares of the Company's Common Stock. In the event of a change of control of the Company, the unvested portion of the restricted stock of Messrs. Weinbach, Casale, Butler, and Anderson will be subject to limited accelerated vesting.

(4) The Company does not award Stock Appreciation Rights (SARS).


(5) For the year ended June 30, 1995, consists of the sum of (i) contributions to the Company's Retirement and Savings Plan (401(k)) in the following amounts: Mr. Weston, $3,000; Mr. Weinbach, $3,345; Mr. Casale, $3,402; Mr. Butler, $3,227; and Mr. Anderson, $3,392, and (ii) compensatory split-dollar insurance premiums (with a statistically calculated economic benefit to the executive determined by Phoenix Home Life Insurance Company for W-2 income purposes) in the following amounts: Mr. Weston, $4,684; Mr. Weinbach, $1,223; Mr. Casale, $1,197; Mr. Butler, $559; and Mr. Anderson, $358. In fiscal 1995, $60,175 of relocation benefits were included for Mr. Butler. In fiscal 1993 and 1994, $55,344 and $3,895, respectively, of relocation benefits were included for Mr. Anderson.

STOCK OPTION PLANS

    The Company has in effect a 1981 Key Employees' Stock Option Plan (the "1981 Plan") and a 1990 Key Employees' Stock Option Plan (the "1990 Plan"). The 1981 Plan and the 1990 Plan collectively are referred to as the "Option Plans". Officers and key employees are eligible to participate in the Option Plans, which permit the issuance, in addition to non-qualified options, of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company has ceased granting options under the 1981 Plan, but outstanding options under the 1981 Plan will remain valid. In the event of a change in control of the Company, the unvested portion of the stock options of Messrs. Weinbach, Casale, Butler and Anderson will be subject to limited accelerated vesting.

    The Option Plans are administered by the Compensation Committee of the Board of Directors. The Committee has the authority to determine the employees to whom options will be granted and, subject to the Option Plans, the terms and amount of options granted.

    ISOs expire no more than ten years from their date of grant, with an exercise price equal to 100% of the fair market value on the date of grant. Non-qualified options may expire as much as twelve years after the date of grant, but the exercise price need not be equal to 100% of the fair market value on the grant date.

    An optionee has no rights as a stockholder with respect to any shares covered by his options until the date of issuance of a stock certificate to him for such shares. During the life of the optionee, the option is exercisable only by him. No option is exercisable more than 15 days after termination of employment, or (if termination is due to the death of an optionee) more than six months after the appointment and qualification of an executor or administrator of the deceased optionee's estate or twelve (12) months after the death of the optionee, whichever occurs earlier.

    The following table sets forth certain information concerning stock option grants to the named executive officers during the fiscal year ended June 30, 1995.

                                                 OPTION GRANTS IN LAST FISCAL YEAR
                                --------------------------------------------------------------------
                                NUMBER OF      PERCENT OF
                                SECURITIES        TOTAL
                                UNDERLYING   OPTIONS GRANTED
                                 OPTIONS      TO EMPLOYEES      EXERCISE                  GRANT DATE
                                 GRANTED     IN FISCAL YEAR       PRICE      EXPIRATION     VALUE
             NAME                (#) (1)           (%)          ($/SHARE)       DATE       ($) (2)
------------------------------  ----------   ---------------   -----------   ----------   ----------
Josh S. Weston                     --           --                --             --          --
Arthur F. Weinbach                40,000           1.5            61.90         5/19/05    715,000
Robert J. Casale                  15,000            .6            61.90         5/19/05    268,000
Gary C. Butler                    20,000            .7            58.75         1/23/05    382,000
Fred D. Anderson, Jr.             20,000            .7            61.90         5/19/05    358,000

------------------------

(1) All options were granted pursuant to the 1990 Plan. The options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The options were granted for terms of ten years, and vest during periods from four to six years subsequent to the date of grant.

(2) The grant date values were calculated on the basis of the Black-Scholes option pricing model. Options were assumed to be exercised seven years after the date of grant, based on historical experience. A risk-free interest rate of 7.9%, stock price volatility of 17% and the dividend yield of 1% were used in the calculation for the option grant to Mr. Butler. For the other grants shown above the risk-free interest rate was 6.6%, the stock price volatility was 16% and the dividend yield was 1%. A discount of 14% was applied to the calculated value to reflect the risk of forfeiture during the option term. The actual value of the options will depend on the market value of the Company's Common Stock on the dates the options are exercised. No realization of value from the options is possible without an increase in the price of the Company's Common Stock, which would benefit all stockholders commensurately.

                          AGGREGATED OPTION EXERCISES
                      FOR FISCAL YEAR ENDED JUNE 30, 1995
                     AND OPTION VALUES AS OF JUNE 30, 1995

    The following table sets forth certain information concerning option exercises during the last fiscal year by the named executive officers and unexercised options held by such officers at the end of the last fiscal year.


                                                                     NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                                      OPTIONS AT 6/30/95                 6/30/95
                                  SHARES ACQUIRED      VALUE                 (#)                           ($)
                                    ON EXERCISE      REALIZED     --------------------------  -----------------------------
              NAME                      (#)             ($)       EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
--------------------------------  ---------------  -------------  -----------  -------------  --------------  -------------
Josh S. Weston                          156,895     $ 6,991,633      305,000         85,000   $   12,747,000  $   2,665,000
Arthur F. Weinbach                       26,000     $ 1,205,250      132,000        144,000   $    5,617,000  $   2,526,000
Robert J. Casale                         54,000     $ 2,178,165       11,000        114,000   $      471,000  $   2,782,000
Gary C. Butler                           26,000     $   843,565        6,000        121,000   $      241,000  $   2,904,000
Fred D. Anderson, Jr.                   --          $   --            13,000         67,000   $      206,000  $     723,000


DEFINED BENEFIT PLANS

    The following table shows the estimated annual retirement benefits payable under the Company's retirement program, consisting of the Retirement Capital Accumulation Plan (the "Pension Plan") and the Supplemental Officers' Retirement Plan (the "Supplemental Retirement Plan"), to persons in specified average compensation and credited service classifications, assuming retirement at age 65.

    FINAL
   5-YEAR                  YEARS OF CREDITED SERVICE AT RETIREMENT
   AVERAGE     ---------------------------------------------------------------
COMPENSATION       10           15           20           25           30
-------------  -----------  -----------  -----------  -----------  -----------
 $   400,000   $    65,000  $   100,000  $   118,000  $   129,000  $   145,000
     500,000        80,000      123,000      143,000      154,000      170,000
     600,000        95,000      145,000      168,000      179,000      195,000
     700,000       110,000      168,000      193,000      204,000      220,000
     800,000       125,000      190,000      218,000      229,000      245,000
     900,000       140,000      213,000      243,000      254,000      270,000
   1,000,000       155,000      235,000      268,000      279,000      295,000

    Compensation covered by the Pension Plan is limited to January 1 base salary up to the current compensation limit in effect for the plan year. Compensation covered under the Supplemental Retirement Plan includes cash compensation and compensation from restricted stock vesting during the year. Benefits under the Supplemental Retirement Plan are subject to reduction for social security, Pension Plan and 401(k) benefits.

    Messrs. Weinbach, Casale, Butler and Anderson have, in the aggregate, 14, 6, 19 and 1 years of credited service respectively under the Pension Plan and 6, 5, 6 and 2 years under the Supplemental Retirement Plan.


    Mr. Weston is not a participant in the Supplemental Retirement Plan and, accordingly, the table above does not reflect his retirement benefit. In fiscal 1995, the Company agreed to pay a portion of the annual premium of two life insurance policies insuring the lives of Mr. Weston and his wife. In return for the Company's agreement, Mr. Weston agreed to reduce the annual retirement benefit for a period of 15 years under his employment contract from $550,000 per year to $382,000 per year, an amount calculated to reimburse the Company in full for all costs (including costs for the use of money) of the life insurance premiums paid by the Company. If the Company does not receive full reimbursement for such costs, Mr. Weston's retirement benefit will be further reduced or the trust which owns the life insurance policies will make the Company whole.


EMPLOYMENT AGREEMENTS

    Josh S. Weston, the Chairman of the Board and Chief Executive Officer, as well as a director, of the Company, entered into an employment agreement with the Company as of June 1, 1983, whose term, subject to early termination under certain circumstances, runs until July 31, 1996. Mr. Weston's annual salary during the term of the agreement, as amended, will be $1,000,000. The agreement, as amended, provides that Mr. Weston is eligible to receive an annual bonus of up to $200,000 and a restricted stock grant of up to 11,000 shares per year based upon the Company's earnings per share performance during the year. The agreement also provides for certain retirement benefits as described in the "Defined Benefit Plans" section of this proxy statement.

    Messrs. Anderson, Weinbach, Casale and Butler have entered into agreements with the Company which provide for a defined severance period, not to exceed nine months, in the event of a termination of their employment resulting from a change in control of the Company.

CERTAIN TRANSACTIONS

    Harvey M. Krueger, a director of the Company, is a Senior Managing Director of Lehman Brothers, which provided various investment banking and brokerage services to the Company in the past fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    The Compensation Committee of the Board of Directors is composed of three outside directors: Messrs. Lazarus, Malek and Tisch.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for setting on behalf of the Board of Directors the base salaries and the total compensation levels of the Chairman and Chief Executive Officer, the President and Chief Operating Officer and the presidents of the Employer Services, Brokerage Services and Dealer Services businesses, as well as a structure for other key executives of the Company. The Committee grants all stock options and reviews all recommendations for grants of all restricted stock to these and other key executives.

COMPENSATION POLICIES

    The Company's executive compensation policies for fiscal 1995, which were reviewed by the Committee, were designed to emphasize both competitive and variable compensation, with direct linkages to business objectives and exceptional performance.

    The primary components of the compensation package for key executives for fiscal 1995 were base salary, bonus, restricted stock and stock options. The Company and the Committee have always believed that stock ownership in the form of restricted stock and longer-term stock option vesting is vital in linking management to stockholder interests. The Company sets its salary and bonus targets BELOW the median of market range levels of comparable companies included in the S&P 500 Index. Therefore, executives derive more from stock price appreciation as a percent of total compensation than in a company whose base salary levels are set at market levels or higher.

ANNUAL COMPENSATION

    Annual compensation consists of a base salary and a cash bonus. The base salaries for executives for fiscal 1995 were determined based upon the job grade of the position, the salary range of the job grade and the performance of the executive.

    Key executives earned cash bonuses in fiscal 1995 based upon individual annual accomplishments versus individual pre-established goals that included business growth and increased profitability. Performance goals also included quality/service, product development, organizational development and leadership.

LONG-TERM COMPENSATION

    Long-term compensation is comprised of restricted stock and stock options. The Company has from time to time sold shares of restricted stock to executive officers and other key employees, at par value, in recognition of their individual levels of relative responsibility and prospective contributions to the business. Company imposed restrictions on transfer or pledge of the restricted stock generally lapse over the ensuing five years, and are subject to continued employment. The restricted stock plan is designed to encourage stock ownership, longevity, and long-term performance. The Committee also considers the dollar value of annually vested restricted stock in setting annual cash compensation.

    Stock options are granted, usually every two years, to executive officers and other key employees in amounts based upon their job grade and individual performance. Stock options are granted at fair market value as of the date of grant, and have a term of up to ten years. Stock options provide incentive for the creation of stockholder value over the long-term, and also significantly aid in executive recruiting and retention.

    Restricted stock and stock option grants were made to individual key executives during fiscal 1995 on a basis consistent with the above guidelines.

BENEFITS

    The Company provided certain supplemental benefits to key executives during fiscal 1995 to ensure that it could compete effectively for executive talent. These supplemental benefits included additional company paid life insurance and certain additional retirement benefits described in the "Defined Benefit Plans" section of this proxy statement.

CEO COMPENSATION

    The Committee meets annually without the Chief Executive Officer present to evaluate his performance and to determine his compensation.


    The base salary for fiscal 1995 for Mr. Weston, the Chief Executive Officer, was determined by the terms of his employment agreement with the Company as described in the "Employment Agreements" section of this proxy statement. In fiscal 1995, Mr. Weston's base salary was $1,000,000. His cash compensation has always been below the median of the base compensation of chief executive officers at companies included in the S&P 500 Index with annual revenues between $1 and $5 billion, as surveyed by the Company.

    The incentives of the Chief Executive Officer were provided in the form of restricted stock and stock options. This ensured that the Chief Executive Officer and the Company's stockholders would have a commonality of purpose in enhancing stockholder value. As set forth in the 1994 Executive Incentive Compensation Plan, the Chief Executive Officer will be eligible to receive a cash bonus, as well as restricted stock, based upon the Company's earnings per share performance during the year.

    In recognition of the Company's financial results and stock performance relative to the S&P 500 and Computer Software Services Indices over the last five years, the Committee has granted Mr. Weston, during that period, stock options totaling 205,000 shares and the opportunity to purchase 22,000 shares of restricted stock. In fiscal 1995, the Company achieved a 17% earnings per share growth, its 34th consecutive year of double digit earnings per share growth. Based on those results and pursuant to the terms of the 1994 Executive Incentive Compensation Plan, Mr. Weston received a bonus of $200,000, and 11,000 of the 22,000 shares of restricted stock previously purchased by him vested. The
Committee believes that Mr. Weston's leadership has been instrumental in achieving the Company's unparalleled record of 136 consecutive quarters of double-digit growth in earnings per share.

                                        Compensation Committee
                                        of the Board of Directors

                                        Frederic V. Malek, Chairman
                                        Charles P. Lazarus
                                        Laurence A. Tisch

                               PERFORMANCE GRAPH

    The following graph compares the cumulative return on the Common Stock of the Company for the most recent five years with the cumulative total return on the S&P 500 Index and the S&P Computer Software Services Index ("CSSI") over the same period, assuming an initial investment of $100 on June 30, 1990, with all dividends reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               AUTOMATIC DATA PROCESSING       S&P 500 INDEX         S&P COMPUTER SOFTWARE & SERVICES INDEX
Jun-90                                100.00            100.00                                             100.00
Jun-91                                119.40            107.40                                              86.72
Jun-92                                158.29            121.86                                              97.86
Jun-93                                179.42            138.40                                             144.54
Jun-94                                200.63            140.35                                             163.74
Jun-95                                239.93            176.94                                             254.89

                                   PROPOSAL 2
     APPROVAL OF AN AMENDMENT OF THE 1990 KEY EMPLOYEES' STOCK OPTION PLAN

    On August 11, 1995, the Board of Directors approved an amendment to the 1990 Key Employees' Stock Option Plan (the "1990 Plan") which increased the number of shares of the Company's Common Stock which can be issued pursuant to the 1990 Plan by 5,000,000 shares, so that after such amendment and adjustments for cancelled stock options under the 1973 Key Employees' Stock Option Plan and the 1981 Key Employees' Stock Option Plan which were added to the amount of shares available under the 1990 Plan, the total number of shares allocated to the 1990 Plan is 15,191,121.

DESCRIPTION

    The 1990 Plan provides that options may be granted to any key employee of the Company or any of its subsidiaries, permits the Company to grant incentive stock options ("ISO") and non-qualified stock options, and contains specific provisions applicable thereto. Employees who are also officers or directors of the Company or its subsidiaries shall not, by reason of holding such offices, be ineligible to receive options. However, no person who would own, directly or indirectly, at the time the option is granted to him, more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries shall, except as otherwise provided by Section 422(c)(5) of the Code, be eligible to receive an ISO under the 1990 Plan. An optionee will have no rights as a stockholder with respect to any shares covered by his options until the date of issuance of a stock certificate to him for such shares. During the life of the optionee, the option is exercisable only by him. No option will be exercisable more than 15 days after termination of employment, or (if termination is due to the death of an optionee) more than six months after the appointment and qualification of an executor or administrator of the deceased optionee's estate or twelve (12) months after the death of the optionee, whichever occurs earlier.


    The 1990 Plan shall be administered by a Stock Option Committee to be appointed by the Board of Directors of the Company, which Stock Option Committee consists of disinterested members of the Board of Directors. The Stock Option Committee shall have the authority to determine the employees to whom options will be granted, whether the options granted shall be ISOs or non-qualified stock options, the number of shares that may be purchased under each option, the period the options will remain outstanding, the dates options become exercisable and the option price, except that the option price of each share of Common Stock purchasable under any ISO shall not be less than 100% of the fair market value thereof at the time the option is granted. The exercise price for all stock options under the 1990 Plan can be paid for in cash or with shares of the Company's Common Stock. ISOs may expire no later than ten years after their date of grant and non-qualified options may expire no later than twelve years after their date of grant. The Stock Option Committee shall interpret and generally administer the 1990 Plan. Options may be granted under the 1990 Plan at any time prior to August 15, 2001, on which date the 1990 Plan will expire, except as to options then outstanding under the 1990 Plan. The 1990 Plan may be amended or terminated at any time by the Board of Directors without stockholder action, provided that any such amendment is in compliance with all applicable laws and the rules of The New York Stock Exchange and other exchanges upon which the shares of the Company are listed. Provisions are made in the 1990 Plan for appropriate adjustments of shares subject to outstanding options in the event of changes in the Company's outstanding Common Stock by reason of merger, stock splits or similar events.


TAX CONSEQUENCES

    Options granted under the 1990 Plan may be either non-qualified stock options or ISOs, as determined from time to time by the Stock Option Committee.

    As to non-qualified stock options, there will be no Federal income tax consequences to either the optionee or the Company on the grant of the option. Upon the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the difference between the option price paid and the then fair market value of the shares received. The Company will generally be entitled to a tax deduction in an amount equal to the optionee's taxable ordinary income. In the case of an optionee subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the optionee will recognize ordinary income after exercise only upon the expiration of six months following the date of grant, unless the optionee elects pursuant to Section 83(b) of the Code to use the exercise date for purposes of such calculation. Upon disposition of the stock by the optionee, he will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and his basis for the stock, which will include the amount previously recognized by him as ordinary income.

    If an option granted under the 1990 Plan is designated as an ISO and thereafter continues to qualify as such, the optionee will generally recognize no income upon grant or exercise of the ISO and the Company will not be allowed a deduction for Federal income tax purposes (which it would otherwise receive in the case of an exercise of a non-qualified stock option). Upon a subsequent sale or other disposition of shares received upon exercise of an ISO, if such sale or other disposition occurs at least two years after the date of grant and one year after the transfer of shares pursuant to the exercise of the option, any gain or loss will be taxed to the optionee as a capital gain. If either of such requirements is not satisfied, gain realized upon such sale or other disposition will be taxed as ordinary income. The Company, in turn, will generally then be entitled to a deduction for Federal income tax purposes in the amount of such ordinary income recognized by the optionee. Whenever ISOs are exercised, the difference between the exercise price and the fair market value of the shares constitutes a positive adjustment in determining alternative minimum taxable income. As a result, Section 55 of the Code may impose an "alternative minimum tax" upon the optionee exercising an ISO.

STOCKHOLDER APPROVAL REQUIRED

    Approval of the proposed amendment to the 1990 Plan by the affirmative vote of the holders of a majority of the shares cast on the amendment is required.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1990 PLAN.

                                   PROPOSAL 3
                            APPOINTMENT OF AUDITORS

    At the Annual Meeting of Stockholders, the stockholders will vote on the ratification of the appointment of Deloitte & Touche LLP, certified public accountants, as independent auditors to audit the accounts of the Company and its subsidiaries for the fiscal year begun July 1, 1995. A representative of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement if he desires. He will be available to answer appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.

                                 OTHER MATTERS

    So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

                          FILINGS UNDER SECTION 16(A)

    Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they filed.

    Based solely upon a review of the copies of the forms furnished to the Company and any written representations from certain reporting persons that no Forms 5 were required, the Company believes that during fiscal 1995 all filing requirements applicable to its executive officers and directors were complied with, except for a late filing in June 1995 by Michael W. Reece, Vice President, Corporate Development, of a Form 4, Statement of Changes in Beneficial Ownership of Securities, with respect to his sale of 1600 shares of the Company's Common Stock on January 10, 1995.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1996 Annual Meeting must be received by the Company for inclusion in the 1996 Proxy Statement no later than May 25, 1996.

                                 ANNUAL REPORT

    The Company's Annual Report for the fiscal year ended June 30, 1995, which is not a part of the proxy soliciting material, is being mailed to the Company's stockholders together with this proxy statement.

                                            For the Board of Directors

                                            Fred S. Lafer
                                            SECRETARY

Roseland, New Jersey
September 25, 1995

                                [ADP Letterhead]
                                                       September 25, 1995


John Doe
123 Main Street
New York, New York 10005

Dear Shareholder:

     You are cordially invited to join us at the 1995 Annual Meeting of Stockholders of Automatic Data Processing, Inc. This year's meeting will be held at the corporate offices of the Company at One ADP Boulevard, Roseland, New Jersey, on Tuesday, November 14, 1995, starting at 10:00 a.m. I hope you will be able to attend. At the meeting we will elect directors, and will vote on an amendment to the Company's 1990 Key Employees' Stock Option Plan and on the appointment of Deloitte & Touche LLP as independent auditors.

     It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form on the reverse side, and date, sign and return your proxy form in the enclosed, postpaid return envelope as promptly as possible. If you date, sign and return your proxy form without specifying your choices, your shares will be voted in accordance with the recommendations of your directors.

     As in the past years, we will discuss the business of the Company and its subsidiaries during the meeting. I welcome your comments and suggestions, and we will provide time during the meeting for questions from shareholders. I am looking forward to seeing you at the meeting.

                                                       Sincerely,


                                                       [Josh Weston]

YOUR PROXY                         ADP'S TELEPHONE PROXY VOTING SERVICE
VOTE COUNTS
CALL TODAY!                         QUICK  -  CONVENIENT  -  IMMEDIATE



Now you can vote your proxy right over the telephone. It's fast, convenient, and your Proxy is immediately confirmed and posted.

Just dial 1-800-VOTE ADP and follow the 4 easy steps below. If you prefer, you can send in your proxy vote by filling out the attached proxy form below.

                              Phone 1-800-VOTE ADP
                                 1-800-868-3237
                           CONTROL NUMBER: 0000000000

--------------------------------------------------------------------------------
1. Read the accompanying Proxy Statement and the proxy form below.
2. Phone the toll free number printed above.
3. Once you've been connected, enter your Control Number printed on the top center of the proxy form below.
4. Then follow the simple instructions the Vote ADP voice will provide you.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Director Nominees: (01) Joseph A. Califano, Jr., (02) Leon G. Cooperman,
(03) George H. Heilmeier, (04) Ann Dibble Jordan, (05) Harvey M. Krueger,
(06) Charles P. Lazarus, (07) Frederic V. Malek, (08) Henry Taub, (09) Laurence
A. Tisch, (10) Arthur F. Weinback, (11) Josh S. Weston
--------------------------------------------------------------------------------

                            [Form of Proxy -- Front]

  [LOGO]
                        AUTOMATIC DATA PROCESSING, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROPERLY EXECUTED PROXIES WILL BE VOTED AS MARKED AND, IF NOT MARKED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT AND FOR PROPOSALS (2) AND (3) ON THE REVERSE SIDE.

    The undersigned hereby appoints Henry Taub and Josh S. Weston, and each of them, attorneys and proxies with full power of substitution, in the name, place and stead of the undersigned, to vote as proxy at the 1995 Annual Meeting of Stockholders of Automatic Data Processing, Inc. to be held at the corporate offices of the Company, ONE ADP BOULEVARD, ROSELAND, NEW JERSEY 07068, on Tuesday, November 14, 1995 at 10:00 A.M., or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

    Either of said attorneys and proxies or substitutes, who shall be present at such meeting or at any adjournment or adjournments thereof, shall have all the powers granted to such attorneys and proxies.

PLEASE DATE, SIGN AND MAIL THE PROXY PROMPTLY IN THE SELF-ADDRESSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF SHARES ARE HELD JOINTLY, BOTH OWNERS SHOULD SIGN.

The nominees for Director are Joseph A. Califano, Jr., Leon G. Cooperman, George
H. Heilmeier, Ann Dibble Jordan, Harvey M. Krueger, Charles P. Lazarus, Frederic
V. Malek, Henry Taub, Laurence A. Tisch, Arthur F. Weinbach and Josh S. Weston.

    ------------------- -----------------
       ACCOUNT NUMBER               COMMON       MARK VOTES LIKE THIS /X/
                            [Form of Proxy -- Back]

The Board of Directors Recommends a vote FOR the proposals regarding:
(1)        Election of Directors                                     FOR                     WITHHOLD
           (INSTRUCTIONS: To withhold authority to vote for  all nominees listed   Authority to vote for all
           any individual nominee, write that nominee's      on the reverse side   nominees on the reverse
           name in the space provided below.)                (except as marked to  side   / /
                                                             the contrary)   / /
           -----------------------------------------            FOR      AGAINST   ABSTAIN
(2)        Amendment to the Company's 1990 Key Employees        / /        / /     / /
           Stock Option Plan
(3)        Appointment of Deloitte & Touche LLP                 / /        / /     / /
(4)        Upon any and all other matters which may properly come before the meeting or any adjournment thereof.

John Doe
123 Main Street
New York, New York 10005                SIGNATURE                     DATE

                                        ----------------------        -------------------------
TO ELIMINATE DUPLICATE MAILINGS, PLEASE
MARK THIS BOX  / /                      SIGNATURE                     DATE

                                        ----------------------        -------------------------